UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2005

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1440 CORPORATE DRIVE, IRVING, TX 75038

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 819-0700

1232 22nd STREET NW, SUITE 600, WASHINGTON, D.C. 20037

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02.                                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished under Item 2.02 of Form 8-K: Press release by EFJ, Inc. announcing its results of operations for the year ended December 31, 2004. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.                                      FINANCIAL STATEMENTS AND EXHIBITS

99.1                           New release of EFJ, Inc. issued on March 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: March 1, 2005	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

99.1                           New release of EFJ, Inc. issued on March 1, 2005.